MUNIYIELD
PENNSYLVANIA
FUND








FUND LOGO








Semi-Annual Report

April 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a repre-sentation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011




MuniYield Pennsylvania Fund


TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1997, the Common Shares of MuniYield Pennsylvania Fund earned $0.441 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.91%, based on a month-end per share net asset value of $15.07. Over the same period, the total investment return on the Fund's Common Shares was +2.13%, based on a change in per share net asset value from $15.32 to $15.07, and assuming reinvestment of $0.445 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Shares had an average yield of 3.07%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the same three-month period ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we generally maintained a cautious approach toward the fixed-income market since powerful economic growth was effectively neutralized by tame inflationary reports. However, this strong growth/low inflation scenario may have ended in late March as the FRB decided to strike preemptively against a future rise in inflation by tightening monetary policy.

Historically, once the FRB chooses to see economic growth slow down, it is reasonable to expect several additional increases in short-term interest rates over the following six months--twelve months. This is referred to as a tightening cycle, and long-term interest rates typically rise along with short-term interest rates until economic growth falters. Although taxable yields could rise as high as 7.50% from the current level of 6.90% during the tightening cycle, we expect the impact on municipal bond yields to be muted in response to the combination of scarce Pennsylvania supply and increasing retail investor demand as municipal bonds yield 6% or higher.

The Fund is currently well-positioned for such a turn of events as a substantial portion of its holdings are in bonds which traditionally appeal to individual or retail investors and therefore are likely to outperform other issues in a declining market. As tax-exempt interest rates rise toward 6%, we are prepared to swap these retail bonds for aggressively structured and higher-yielding securities. This will allow us to more fully participate in the bond market rally we expect later in the year should economic growth finally begin to falter as a result of tighter monetary policy. If a Federal budget agreement which is deemed to be credible by bond market investors is enacted, the decline in yields could happen sooner than anticipated as further FRB tightenings may not then be needed. Should this occur, we are prepared to quickly adopt a more aggressive stance in the bond market. We would expect the Fund to benefit from a sharp drop in interest rates as many of the portfolio's higher-coupon bonds can be advance refunded, providing a boost to the Fund's total return.

In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(William M. Petty)
William M. Petty
Vice President and Portfolio Manager


May 22, 1997

THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Pre-ferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
UPDATES     Unit Priced Demand Adjustable
             Tax-Exempt Securities
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (In Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                    Issue                                                (Note 1a)

Pennsylvania--95.1%
                          Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds:
AAA     Aaa      $2,000     (Allegheny General Hospital Project), Series A, 6.25% due 9/01/2020 (c)             $  2,075
A-1     VMIG1++     100     (Presbyterian Health Center), VRDN, Series B, 4.60% due 3/01/2020 (a)(c)                 100
NR*     A3        3,000     (South Hills Health System), Series A, 6.50% due 5/01/2014                             3,078

AAA     Aaa       5,000   Beaver County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                          (Medical Center of Beaver County, Inc.), 6.625% due 7/01/2010 (b)                        5,339

AAA     Aaa       4,275   Bethlehem, Pennsylvania, Water Authority, Revenue Refunding Bonds, 6.25% due
                          11/15/2001 (c)(e)                                                                        4,534

NR*     Aa1       3,000   Chester County, Pennsylvania, Great Valley School District, Refunding, UT,
                          5.10% due 2/15/2016                                                                      2,791

BBB+    NR*       1,000   Cumberland County, Pennsylvania, Municipal Authority Revenue Bonds
                          (Presbyterian Homes Inc. Project), 6% due 12/01/2026                                       968

AAA     NR*       3,845   Delaware County, Pennsylvania, Authority Revenue Refunding Bonds (Elwyn Inc.
                          Project), 6% due 6/01/2011 (f)                                                           3,961

AAA     NR*       1,380   Delaware County, Pennsylvania, College Authority Revenue Bonds (Neumann
                          College), 5.625% due 10/01/2025 (f)                                                      1,328

A-      NR*       2,250   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Riddle
                          Memorial, Hospital) 6.50% due 1/01/2022                                                  2,302

A1+     P1        2,800   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES,
                          4.40% due 12/01/2009 (a)                                                                 2,800

A       Baa1      2,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds (Resource
                          Recovery Facility), Series A, 6.10% due 7/01/2013                                        2,009

A-1     NR*       1,200   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, Sub-Series B-12,
                          4.65% due 3/01/2024 (a)                                                                  1,200

A1+     NR*       1,700   Geisinger, Pennsylvania, Health Systems Authority Revenue Bonds, VRDN,
                          Series B, 4.40% due 7/01/2022 (a)                                                        1,700

NR*     Baa1      1,785   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College
                          Project), 6.75% due 5/01/2014                                                            1,872

AAA     Aaa       3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and
                          Light Company Project), Series A, 6.40% due 11/01/2021 (c)                               3,136

AAA     Aaa       4,570   Lower Providence Township, Pennsylvania, Sewer Authority, Sewer Revenue
                          Refunding Bonds, 5.25% due 5/01/2022 (c)                                                 4,240

                          Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds
                          (Pennsylvania Gas and Water Company Project), AMT:
BBB     A3        2,500     Refunding, Series A, 7.20% due 10/01/2017                                              2,665
AAA     Aaa       2,000     Refunding, Series A, 7% due 12/01/2017 (b)                                             2,199
BBB     A3        1,500     Series B, 7.125% due 12/01/2022                                                        1,580

BBB     NR*       2,050   Montgomery County, Pennsylvania, Higher Education and Health Authority
                          Revenue Bonds (Northwestern Corporation), 7.125% due 6/01/2018                           2,121

                          Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                          Company):
BBB+    Baa2      1,800     AMT, Series A, 7.60% due 4/01/2021                                                     1,924
AAA     Aaa       4,400     Series B, 6.70% due 12/01/2021 (c)                                                     4,732

A-      NR*       2,000   Montgomery County, Pennsylvania, IDA, Retirement Community Revenue Refunding
                          Bonds (Adult Communities Total Services), Series A, 5.875% due 11/15/2022                1,925

AAA     Aaa       1,260   North Penn, Pennsylvania, Water Authority, Water Revenue Bonds, 6.875% due
                          11/01/2004 (d)(e)                                                                        1,418

AAA     Aaa       1,000   North Wales, Pennsylvania, Water Authority, Water Revenue Bonds, 6.75% due
                          11/01/2004 (d)(e)                                                                        1,111

AAA     Aaa       2,000   Northeastern, Pennsylvania, Hospital and Education Authority, Health Care
                          Revenue Bonds (Wyoming Valley Health Care), Series A, 5.25% due 1/01/2026 (b)            1,837

BBB-    Baa2      1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                          Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60% due
                          12/01/2020                                                                               1,665


SCHEDULE OF INVESTMENTS (concluded)                                                                        (In Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                    Issue                                                (Note 1a)

Pennsylvania (concluded)
BBB     Baa1     $4,000   Pennsylvania Economic Development Financing Authority, Wastewater
                          Treatment Revenue Bonds (Sun Company Inc., R & M Project), AMT, Series A,
                          7.60% due 12/01/2024                                                                  $  4,438

AAA     Aaa       4,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due 7/01/2023 (g)                    4,115

                          Pennsylvania HFA, S/F Mortgage, AMT:
AA+     Aa        2,630     Series 34B, 7% due 4/01/2024                                                           2,741
AA+     Aa        3,000     Series 41B, 6.65% due 4/01/2025                                                        3,104

A       NR*       2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal
                          Capital Improvements Program), 6.60% due 11/01/2009                                      2,131

AA-     A1        5,000   Pennsylvania State, GO, UT, Second Series A, 6.60% due 11/01/2001 (e)                    5,425

AAA     Aaa       2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue
                          Bonds, AMT, Series C, 7.15% due 9/01/2021 (b)                                            2,107

AAA     Aaa       1,255   Pennsylvania State Higher Educational Facilities Authority, College and
                          University Revenue Refunding Bonds (Duquesne University), Series A, 6.75%
                          due 4/01/2020 (c)                                                                        1,328

NR*     NR*       2,050   Pennsylvania State, IDA, Revenue Bonds (Pooled Loan), Series A, 7% due
                          7/01/2001 (e)                                                                            2,246

AA-     A1        2,500   Pennsylvania State University, Refunding, 6.25% due 3/01/2011                            2,630

AA+     Aa1       4,900   Pennsylvania, Swarthmore Boro Authority, College Revenue Refunding Bonds, 6%
                          due 9/15/2020                                                                            4,960

                          Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                          Authority, Hospital Revenue Bonds:
A1+     VMIG1++     800     (Children's Hospital of Philadelphia Project), VRDN, Series A, 4.40% due
                            3/01/2027 (a)                                                                            800
A-      NR*       1,000     (Children's Seashore House), Series B, 7% due 8/15/2022                                1,057
A-      Baa1      2,000     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                               2,039
AAA     NR*       3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (h)                      3,361

BBB     NR*       1,630   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                          Authority Revenue Bonds (Northwestern Corporation), 7% due 6/01/2012                     1,691

A1+     NR*       1,200   Philadelphia, Pennsylvania, IDA, Revenue Bonds (Institute for Cancer Research
                          Project), VRDN, Series A, 4.40% due 7/01/2013 (a)                                        1,200

AAA     Aaa       4,000   Philadelphia, Pennsylvania, Industrial Development Lease Authority Revenue
                          Bonds, Series A, 5.375% due 2/15/2027 (c)                                                3,749

AAA     Aaa       1,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, 5.50% due
                          8/01/2014 (c)                                                                              976

A-      NR*       2,520   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                          Refunding Bonds (University of Scranton Project), Series B, 6.50% due 3/01/2015          2,630

BBB+    NR*       1,000   Sharon, Pennsylvania, Regional Health System Authority, Hospital Revenue
                          Refunding Bonds (Sharon Regional Health System Project), Series A, 6.875% due
                          12/01/2009                                                                               1,049


Puerto Rico--4.4%


                          Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Bonds (e):
AAA     NR*         900     Series S, 6.50% due 7/01/2002                                                            983
AAA     NR*       1,000     Series T, 6.50% due 7/01/2002                                                          1,092
AAA     Aaa       3,530   Puerto Rico Municipal Finance Agency, UT, Series A, 5.50% due 7/01/2021 (i)              3,429

Total Investments (Cost--$120,552)--99.5%                                                                        125,891

Other Assets Less Liabilities--0.5%                                                                                  644
                                                                                                                --------
Net Assets--100.0%                                                                                              $126,535
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Prerefunded.
(f)Connie Lee Insured.
(g)FNMA Collateralized.
(h)Escrowed to maturity.
(i)FSA Insured.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
(e)Prerefunded.
(f)Connie Lee Insured.
(g)FNMA Collateralized.
(h)Escrowed to maturity.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$120,551,717) (Note 1a)                         $125,890,982
                    Cash                                                                                          27,053
                    Receivables:
                      Interest                                                             $  2,459,505
                      Securities sold                                                         1,788,709        4,248,214
                                                                                           ------------
                    Deferred organization expense (Note 1e)                                                        7,260
                    Prepaid expenses and other assets                                                              6,769
                                                                                                            ------------
                    Total assets                                                                             130,180,278
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,399,718
                      Dividends to shareholders (Note 1f)                                       144,460
                      Investment adviser (Note 2)                                                51,671        3,595,849
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        49,689
                                                                                                            ------------
                    Total liabilities                                                                          3,645,538
                                                                                                            ------------

Net Assets:         Net assets                                                                              $126,534,740
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 40,000,000
                      Common Shares, par value $.10 per share (5,743,422
                      shares issued and outstanding)                                       $    574,342
                    Paid-in capital in excess of par                                         80,027,116
                    Undistributed investment income--net                                        836,262
                    Accumulated realized capital losses on investments--net                    (242,245)
                    Unrealized appreciation on investments--net                               5,339,265
                                                                                           ------------

                    Total--Equivalent to $15.07 net asset value per Common
                    Share (market price--$14.25)                                                              86,534,740
                                                                                                            ------------
                    Total capital                                                                           $126,534,740
                                                                                                            ============

*Auction Market Preferred Shares.

 See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  3,724,097
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    315,903
                    Commission fees (Note 4)                                                     50,452
                    Professional fees                                                            34,974
                    Transfer agent fees                                                          26,602
                    Accounting services (Note 2)                                                 21,713
                    Printing and shareholder reports                                             18,471
                    Trustees' fees and expenses                                                  11,261
                    Listing fees                                                                  8,037
                    Custodian fees                                                                4,147
                    Pricing fees                                                                  3,872
                    Amortization of organization expenses (Note 1e)                               3,609
                    Other                                                                         7,734
                                                                                           ------------
                    Total expenses                                                                               506,775
                                                                                                            ------------
                    Investment income--net                                                                     3,217,322
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            881,069
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,708,206)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,390,185
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                              April 30,       October 31,
Increase (Decrease) in Net Assets:                                                              1997             1996
Operations:         Investment income--net                                                 $  3,217,322     $  6,597,091
                    Realized gain on investments--net                                           881,069          865,693
                    Change in unrealized appreciation on investments--net                    (1,708,206)        (993,735)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,390,185        6,469,049
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (2,551,521)      (5,252,664)
Shareholders          Preferred Shares                                                         (608,128)      (1,441,936)
(Note 1f):          Realized gain on investments--net:
                      Common Shares                                                            (544,212)              --
                      Preferred Shares                                                         (152,208)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,856,069)      (6,694,600)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (1,465,884)        (225,551)
                    Beginning of period                                                     128,000,624      128,226,175
                                                                                           ------------     ------------
                    End of period*                                                         $126,534,740     $128,000,624
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    836,262     $    778,589
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.              Months Ended                 For the
                                                                      April 30,           Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.32   $  15.36  $  13.86  $  16.37   $  14.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.15      1.17      1.15       1.12
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.14)      (.03)     1.53     (2.41)      2.30
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42       1.12      2.70     (1.26)      3.42
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.44)      (.91)     (.89)     (.91)      (.85)
                      Realized gain on investments--net                   (.09)        --        --      (.12)        --
                      In excess of realized gain on investments
                      --net                                                 --         --      (.05)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.53)      (.91)     (.94)    (1.03)      (.85)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.11)      (.25)     (.25)     (.20)      (.18)
                        Realized gain on investments--net                 (.03)        --        --      (.02)        --
                        In excess of realized gain on investments
                        --net                                               --         --      (.01)       --         --
                      Capital charge resulting from issuance of
                      Preferred Shares                                      --         --        --        --       (.15)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.14)      (.25)     (.26)     (.22)      (.33)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.07   $  15.32  $  15.36  $  13.86   $  16.37
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.25   $ 14.125  $  13.75  $  11.00   $ 16.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.74%++    9.48%    34.17%   (27.82%)    15.30%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.13%++    6.30%    18.95%    (9.02%)    22.36%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .80%*      .78%      .82%      .82%       .64%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .80%*      .78%      .82%      .82%       .78%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.09%*     5.14%     5.44%     5.12%      5.20%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end of
Data:               period (in thousands)                             $ 86,535   $ 88,001  $ 88,226  $ 79,609   $ 92,654
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 40,000   $ 40,000  $ 40,000  $ 40,000   $ 40,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  33.75%     75.83%    43.59%    18.64%     14.03%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,163   $  3,200  $  3,206  $  2,990   $  3,316
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    380   $    901  $    902  $    688   $    644
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred
                    Shareholders.
                  ++Aggregate total investment return.
                ++++The Fund's Preferred Shares were issued on November 30,
                    1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $40,396,029 and $41,181,960, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  881,069     $5,339,265
                                   ----------     ----------
Total                              $  881,069     $5,339,265
                                   ==========     ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,339,265, of which $5,560,870 related to appreciated securities and $221,605 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $120,551,717.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 5,743,422. At April 30, 1997, total paid-in capital amounted to $80,601,458.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.05%.

As of April 30, 1997, there were 1,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merril Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $23,365 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.072174 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MPA